UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

May 31, 2026 NAV Per Share

On June 15, 2026, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of May 31, 2026, which is set forth below:

NAV per Share
Class B	$20.0097
Class R	$19.8612
Class J-1	$19.8680
Class J-2	$19.8520
Class J-4	$20.0940
Class S	$20.0653
Class I	$20.0584
Class E	$19.9904
Class F-I	$20.0673
Class F-S	$20.0750

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I, Class E, Class F-I and Class F-S common shares. The following table provides a breakdown of the major components of our NAV as of May 31, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$2,852,699
Investments in real estate-related assets	409,262
Cash and cash equivalents	193,580
Restricted cash	128,407
Other assets	113,841
Secured debt arrangements	(1,947,911)
Subscriptions received in advance	(20,749)
Revolving credit facilities	(252,189)
Distribution Payable	(8,876)
Due to affiliate	(5,815)
Other liabilities	(71,708)
Non-controlling interests	(25,292)
Net Asset Value	$1,365,249
Number of outstanding shares	68,352

The following table provides a breakdown of our total NAV and NAV per share by class as of May 31, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of May 31, 2026
Class B	$527,183	26,347	$20.0097
Class R	86,644	4,362	$19.8612
Class J-1	322,933	16,255	$19.8680
Class J-2	68,549	3,453	$19.8520
Class J-4	135,320	6,734	$20.0940
Class S	33,650	1,677	$20.0653
Class I	163,235	8,138	$20.0584
Class E	25,796	1,290	$19.9904
Class F-I	490	24	$20.0673
Class F-S	1,449	72	$20.0750
Total	$1,365,249	68,352

The following table provides a breakdown of the major components of NAV as of April 30, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$2,619,488
Investments in real estate-related assets	410,472
Cash and cash equivalents	177,653
Restricted cash	115,954
Other assets	36,096
Secured debt arrangements	(1,658,124)
Subscriptions received in advance	(21,984)
Revolving credit facilities	(240,967)
Distribution payable	(8,728)
Due to affiliate	(902)
Other liabilities	(61,239)
Non-controlling interests	(27,376)
Net Asset Value	$1,340,343
Number of outstanding shares	67,104

The following table provides a breakdown of our total NAV and NAV per share by class as of April 30, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of April 30, 2026
Class B	$526,177	26,295	$20.0101
Class R	86,496	4,355	$19.8628
Class J-1	321,816	16,196	$19.8695
Class J-2	68,229	3,437	$19.8536
Class J-4	126,244	6,281	$20.0982
Class S	31,341	1,562	$20.0708
Class I	154,276	7,689	$20.0638
Class E	25,764	1,289	$19.9905
Class F-I	—	—	$—
Class F-S	—	—	$—
Total	$1,340,343	67,104

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: June 18, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer